John Hancock
California
Tax-Free Income
Fund

ANNUAL
REPORT

8.31.02

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[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 18

Trustees & officers
page 32

For your information
page 37


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly. In the first eight months of 2002, the broad Standard & Poor's 500 Index is down 19%, the Dow Jones Industrial Average is off 12% and the technology-laden Nasdaq Composite Index has fallen 33%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. domestic equity funds have produced negative results in the first eight months of 2002, according to Lipper, Inc., and the average equity fund has lost 20%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
current income,
consistent with
preservation of
capital, that is
exempt from
federal and
California personal
income taxes.

Over the last twelve months

* Municipal bonds performed well as demand jumped strongly, despite a sharp increase in issuance.

* The Fund's essential services revenue bonds produced solid results.

* The Fund focused on maintaining its competitive dividend yield without altering its overall credit profile.

[Bar chart with heading "John Hancock California Tax-Free Income Fund." Under the heading is a note that reads "Fund performance for the year ended August 31, 2002." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.52% total return for Class A. The second bar represents the 3.67% total return for Class B. The third bar represents the 3.64% total return for Class C. A note below the chart reads "Total returns for Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.1%   Foothill/Eastern Transp. Corridor Agency, 1-1-34, 6.000%
 3.0%   Sacramento Power Auth., 7-1-22, 6.000%
 2.9%   Santa Ana Financing Auth., 7-1-24, 6.250%
 2.4%   Puerto Rico Aqueduct and Sewer Auth., 7-1-11, 10.320%
 1.8%   Metropolitan Water District, 7-1-20, 5.000%
 1.8%   Puerto Rico, Commonwealth of, 7-1-15, 6.500%
 1.6%   Santa Clara County Finance Auth., 5-15-17, 5.500%
 1.5%   East Bay Municipal Utility District, 6-1-20, 9.170%
 1.4%   California, State of, 4-1-29, 4.750%
 1.4%   San Bernardino, County of, 8-1-17, 5.500%

As a percentage of net assets on August 31, 2002.



MANAGERS'
REPORT

BY DIANNE SALES, CFA, BARRY H. EVANS, CFA, AND CYNTHIA M. BROWN,
PORTFOLIO MANAGERS

John Hancock
California Tax-Free Income Fund

Over the past year, a weakened economy, global uncertainty and turmoil in the equity markets resulted in a good environment for bonds. It also led the Federal Reserve to cut interest rates four times after September 11, 2001 in an attempt to keep the U.S. economy from sliding deeper into recession. With economic numbers indicating a very slow recovery, the Federal Reserve has held rates steady in 2002, buoying fixed-income performance. Most market experts expect stronger growth to return in the latter part of 2003, and therefore don't anticipate any rate hikes until at least the first quarter of 2003. There's even some speculation that the Fed might lower rates even further this year. Against this backdrop of low interest rates, tame inflation and slow economic growth, bonds have posted solid returns.

"...a good environment
 for bonds."

Municipal bonds, in particular, have performed well. Although issuance increased dramatically as governments took advantage of lower interest rates, demand has outpaced supply. With all of the uncertainty about the economic recovery, we've seen higher-grade issues outperform, as investors have exhibited classic "flight to quality" behavior, shying away from lower-grade names.

PERFORMANCE REVIEW

For the year ended August 31, 2002, John Hancock California Tax-Free Income Fund's Class A, Class B and Class C shares returned 4.52%, 3.67% and 3.64%, respectively, at net asset value. For the same period, the average California municipal bond fund returned 4.23%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

[Photos of Dianne Sales, Barry Evans and Cynthia Brown flush right next to first paragraph.]

REVENUE BONDS TURN IN SOLID PERFORMANCE

Our revenue bonds in essential services -- such as water, sewer and electric utilities -- turned in solid performances. Given the essential nature of their services and stable revenue streams, these bonds were well insulated from the weakening economy. Refunding announcements also benefited the Fund. In particular, our longtime holdings in two toll roads -- the Foothill/Eastern Transportation Corridor Agency and San Joaquin Hill Transportation Corridor Agency -- performed strongly when the possibility of merging the toll roads' finances began to be discussed. A merger between the roads, as currently contemplated, would result in an improved rating for our bonds. Finally, our land development issues were also strong contributors to performance. In the face of the weakening economy, the housing market has remained one of the few engines of growth and has boosted the performance of land development issues.

Not all of our holdings have performed well, however. With interest rates declining and bond prices rising, our higher-coupon bonds lost some steam as they traded through their coupons. Because these bonds are trading at a premium and have very limited upside potential, they had trouble keeping up in this market environment.

"Our revenue bonds in
 essential services-- such
 as water, sewer and elec-
 tric utilities-- turned in
 solid performances."

CALIFORNIA MARKET

The California economy has weathered the recession slightly better than the national economy, even in the face of the state's energy crisis and the downturn in the tech sector. This performance is testament to the state's strong and diversified economy. Having said that, there are still some challenges ahead. Although successful in renegotiating its long-term energy contracts at lower prices, the government has yet to put together a financing package to repay the money it borrowed from California's emergency fund to buy power for the state. This $11 billion shortfall, combined with declining tax revenues, will likely make it difficult for the government to balance the budget. Furthermore, the approaching elections will likely put additional pressure on the fiscal situation.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is General obligation 13%, the second is Water & sewer 9%, the third Authority 7%, the fourth Health 7% and the fifth
Transportation 5%.]

PORTFOLIO ADJUSTMENTS

In this volatile market environment, we have stayed the course with our long-term investment strategy, making only minor adjustments to the portfolio. Throughout the period, we have had our share of bonds called -- or redeemed early -- due to lower interest rates. As a result, we have focused on maintaining our competitive dividend yield without altering our overall credit profile.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 8-31-02." The chart is divided into three sections (from top to left): General obligation bonds 13%, Revenue bonds 84% and Short-term investments and other 3%. ]

Of course, we've sought opportunities to add new names to the portfolio. One recent addition has been tobacco settlement bonds. Backed by monies paid by tobacco companies to the state to resolve claims over smoking-related health-care costs, these bonds have provided attractive yields for A-rated bonds. We have also selectively added to residential development bonds in well-built-out areas with limited competition. We have focused on maintaining dividend income, despite declining yield levels, along with capital preservation. As a result, we have continued to emphasize good call protection and strong liquidity, as these characteristics tend to produce better performance in difficult markets.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Revenue bonds followed by an up arrow with the phrase "Essential services equal strong revenue streams." The second listing is Land development bonds followed by an up arrow with the phrase "Boosted by strong housing market." The third listing is Premium coupon bonds followed by a down arrow with the phrase "Limited upside potential."]

OUTLOOK

Looking ahead, we believe that the outlook for municipal bonds remains positive. Indicators suggest that we're in the midst of an extended period of slow economic growth, which is a good environment for bonds. As we mentioned earlier, the Federal Reserve isn't likely to raise interest rates anytime soon, given the economic outlook. Against that backdrop, bonds are likely to trade in a relatively narrow range. As a result, fixed-income investors will see much of the returns coming from coupon income as opposed to price performance.

"Looking ahead, we believe
 that outlook for municipal
 bonds remains positive."

Although the California economy is starting to show some improvement, tax revenues are still declining. That's because tax revenues typically lag the economy by about 12 months. Given that, we're likely to see spending cuts as California attempts to balance its budget under the pressure of shrinking tax revenues. The result could be downward pressure on ratings, especially in an election year. In this environment, we will maintain our strong focus on revenue bonds, particularly those in essential services such as water, sewer or electric utilities and higher education. Because these bonds are dependent on the revenues from their particular projects, they not only tend to be well insulated from the state's fiscal difficulties, but are also likely to see their income streams pick up as the economy improves.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
August 31, 2002

The index used for com-
parison is the Lehman
Brothers Municipal
Bond Index, an
unmanaged index that
includes municipal
bonds and is commonly
used as a measure of
bond performance.

It is not possible to
invest directly in
an index.

                              Class A      Class B      Class C        Index
Inception date               12-29-89     12-31-91       4-1-99           --

Average annual returns with maximum sales charge (POP)
One year                        -0.15%       -1.31%        1.64%        6.24%
Five years                       4.79%        4.63%          --         6.42%
Ten years                        6.03%        5.73%          --         6.74%
Since inception                    --           --         3.79%          --

Cumulative total returns with maximum sales charge (POP)
One year                        -0.15%       -1.31%        1.64%        6.24%
Five years                      26.37%       25.41%          --        36.49%
Ten years                       79.61%       74.63%          --        91.94%
Since inception                    --           --        13.54%          --

SEC 30-day yield as of August 31, 2002
                                 4.41%        3.77%        3.73%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $19,194 as of August 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock California Tax-Free Income Fund Class A, before sales charge, and is equal to $18,818 as of August 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock California Tax-Free Income Fund Class A, after sales charge, and is equal to $17,964 as of August 31, 2002.

                                    Class B 1    Class C 1
Period beginning                    8-31-92       4-1-99
Without sales charge                $17,469      $11,469
With maximum sales charge                --      $11,355
Index                               $19,194      $12,225

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of August 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
August 31, 2002

This schedule is divided into two main categories: tax-exempt long-term bonds and short-term investments. The tax-exempt long-term bonds are broken down by state or territory. Under each state or territory is a list of securities owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

STATE, ISSUER, DESCRIPTION,                                        INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
TAX-EXEMPT LONG-TERM BONDS 96.84%                                                                        $406,732,550
(Cost $372,067,970)

California 88.09%                                                                                        $369,992,902
ABAG Finance Authority for Nonprofit Corps,
  Cert of Part Nat'l Center for Int'l Schools Proj, 05-01-18          7.375      BB+            4,300       4,607,923
  Rev San Diego Hosp Assoc Ser 2001A, 08-15-20                        6.125      BBB+           2,000       2,080,400
Anaheim, City of,
  Cert of Part Ref Reg Rites Convention Ctr, 07-16-23                11.124#     AAA            2,000       2,091,480
Anaheim Public Financing Auth,
  Sub Lease Rev Cap Apprec Ser 1997C
  Anaheim Pub Imp Proj, 09-01-18                                       Zero      AAA            3,000       1,398,180
  Sub Lease Rev Cap Apprec Ser 1997C
  Anaheim Pub Imp Proj, 09-01-36                                       Zero      AAA            9,545       1,522,046
Antioch Public Financing Auth,
  Reassessment Rev Ser B, 09-02-15                                    5.850      BB+            1,460       1,536,767
Beverly Hills Public Financing Auth,
  Lease Rev INFLOS, 06-01-15                                          9.650#     AAA            2,500       2,687,300
Burbank Redevelopment Agency,
  Tax Alloc Golden State Redevel Proj Ser A, 12-01-23                 6.000      A-             2,750       2,843,637
California, State of,
  General Obligation, 04-01-29                                        4.750      AAA            6,000       5,849,400
California County Tobacco Securitization Agency,
  Tobacco Settlement Asset-Backed Bond
  Fresno County Funding Corp, 06-01-35                                6.000      A              1,765       1,754,781
  Tobacco Settlement Asset-Backed Bond
  Gold County Settlement Funding Corp, 06-01-27                       5.750      A-             2,000       1,986,740
California County Tobacco Securitization Agency (cont.),
  Tobacco Settlement Asset-Backed Bond
  Kern County Corp Ser 2002A, 06-01-43                                6.125      A              2,000       2,003,400
California Educational Facilities Auth,
  Rev 1993 Ser B Pooled College & Univ Proj, 06-01-09                 6.125      Baa2           1,000       1,036,010
California Health Facilities Financing Auth,
  Ins Rev Ref Ser A Catholic Healthcare West
  Obligated Group, 07-01-15                                           5.750      AAA            2,000       2,206,340
  Ins Rev Ref Ser B Hlth Facil Small Facil, 04-01-22                  7.500      A+             2,000       2,254,700
  Ins Rev Ser A San Diego Christian Foundation, 07-01-12              6.250      A+             1,135       1,159,516
  Rev Ser 1994A Scripps Research Institute, 07-01-09                  6.300      Aa3              500         531,085
California Housing Finance Agency,
  Home Mtg Rev 1994 Ser C, 08-01-14                                   6.650      AA-            1,000       1,042,740
  Home Mtg Rev 1999 Ser L, 02-01-18                                    Zero      AAA            7,070       2,894,387
California Infrastructure & Economic Development Bank,
  Rev J David Gladstone Inst Proj, 10-01-34                           5.250      A-             1,000       1,005,090
  Rev Kaiser Hosp Asst I LLC Ser 2001A, 08-01-31                      5.550      A              3,000       3,069,420
California Pollution Control Financing Auth,
  Poll Control Rev 1991 Southern Calif Edison Co,
  12-01-17                                                            6.900      BB               500         492,940
  Poll Control Rev 1992 Ser A Pacific Gas & Elec Co,
  06-01-09                                                            6.625      CCC              500         489,920
  Poll Control Rev Ref 1996 Ser A Pacific Gas & Elec Co,
  12-01-16                                                            5.350      AAA            1,000       1,064,850
  Solid Waste Disposal Rev Keller Canyon
  Landfill Co Proj, 11-01-27                                          6.875      BB-            2,000       1,956,920
California Rural Home Mortgage Finance Auth,
  Single Family Mtg Rev Ser A Mtg Backed Sec's Prog,
  11-01-26                                                            7.550      AAA              325         351,559
  Single Family Mtg Rev Ser A Mtg Backed Sec's Prog
  Step Coupon, 05-01-27                                               7.750#     AAA              320         348,061
California State Public Works Board,
  Lease Rev 1993 Ser A California State Univ Various
  Community College Proj, 12-01-18                                    5.625      A              3,700       3,968,287
  Lease Rev 1996 Ser A Dept of Corrections, 01-01-15                  5.500      AAA            5,145       5,472,325
  Lease Rev Ref 1993 Ser A California State Univ
  Various Proj, 06-01-21                                              5.500      AA-            1,250       1,278,037
  Lease Rev Ref 1993 Ser A Dept of Corrections
  Various State Prisons, 12-01-19                                     5.000      AAA            5,000       5,347,150
  Lease Rev 2002 Ser A Dept of Corrections
  Ten Admin, 03-01-27                                                 5.000      AAA            2,000       2,011,580
  Lease Rev Ser A Dept of Corrections, 01-01-21                       5.250      AAA            4,500       4,591,440
California Statewide Communities Development Auth,
  Ins Ref Cert of Part Statewide Auxiliary Univ Corp
  CA State Univ, 04-01-26                                             6.000      AAA            1,620       1,798,119
  Cert of Part Catholic Healthcare West, 07-01-20                     6.500      BBB            4,365       4,644,840
  Student Hsg Rev Ser 2002A Stonehaven Apartments
  Proj, 07-01-26                                                      5.625      A              1,500       1,535,955
  Student Hsg Rev Ser 2002A Stonehaven Apartments
  Proj, 07-01-32                                                      5.875      A              1,000       1,036,840
California Statewide Financing Auth,
  Tobacco Settlement Rev Asset Backed Bond Pooled
  Tobacco Sec 2002A, 05-01-29                                         5.625      A1             2,500       2,434,150
  Tobacco Settlement Rev Asset Backed Bond Pooled
  Tobacco Sec 2002A, 05-01-37                                         6.000      A1             2,500       2,485,300
  Tobacco Settlement Rev Asset Backed Bond Pooled
  Tobacco Sec 2002B, 05-01-37                                         6.000      A1             4,000       3,976,480
Capistrano Unified School District,
  Spec Tax of Community Facil Dist 92-1,09-01-18                      7.000      AA             1,500       1,610,565
  Spec Tax of Community Facil Dist 92-1, 09-01-21                     7.100      AA             2,250       2,744,145
  Spec Tax of Community Facil Dist 98-2, 09-01-29                     5.750      BB+            2,470       2,446,609
Carson, City of,
  Imp Bond Act of 1915 Assessment
  District No. 2001-1, 09-02-31                                       6.375      BB+            1,375       1,373,006
Carson Redevelopment Agency,
  Tax Alloc Redevelopment Proj Area No. 1
  Preref, 10-01-12                                                    6.375      A-               450         460,948
  Tax Alloc Redevelopment Proj Area No. 1
  Unref Bal, 10-01-12                                                 6.375      A-                50          51,088
Center Unified School District,
  GO Cap Apprec Ser C, 09-01-16                                        Zero      AAA            2,145       1,129,986
Central Valley Financing Auth,
  Cogeneration Proj Rev Carson Ice-Gen Proj
  Ser 1993, 07-01-20                                                  6.200      AAA            1,000       1,060,200
  Cogeneration Proj Rev Carson Ice-Gen Proj
  Ser 1993, 07-01-13                                                  6.100      AAA            3,300       3,495,954
Clearlake Redevelopment Agency,
  Tax Alloc Highlands Park Community Devel Proj,
  10-01-23                                                            6.400      AA               480         514,056
Contra Costa County Public Financing Auth,
  Lease Rev Ref Various Cap Facs Projs
  Ser 1999A , 06-01-28                                                5.000      AAA            3,000       3,018,810
Contra Costa Water District,
  Wtr Rev Ref Ser 2001K, 10-01-31                                     4.500      AAA            3,000       2,801,700
Corona Community Facilities District 97-2,
  Special Tax Rev, 09-01-23                                           5.875      BB+            1,500       1,512,360
Costa Mesa Public Financing Auth,
  1991 Local Agency Rev Ser A, 08-01-21                               7.100      BBB              210         212,799
Culver City Redevelopment Finance Auth,
  Rev Ref Sub Tax Alloc Ser 1999B, 11-01-18                           6.200      BBB-           2,000       2,051,800
Davis Redevelopment Agency,
  Tax Alloc Ref Davis Redevel Proj, 09-01-24                          7.000      AAA            5,115       5,499,801
Del Mar Race Track Auth,
  Rev Ref Ser 1996, 08-15-06                                          6.000      BBB            2,010       2,118,741
  Rev Ref Ser 1996, 08-15-11                                          6.200      BBB            1,865       1,994,282
East Bay Municipal Utility District,
  Wastewater Treatment Sys Rev Ref, 06-01-20                          9.170#     AAA            6,000       6,395,160
Fairfield Public Financing Auth,
  1995 Rev Ser A Pennsylvania Ave Storm Drainage
  Proj, 08-01-21                                                      6.500      A              1,085       1,158,747
Foothill-Eastern Transportation Corridor Agency,
  Toll Rd Rev Fixed Rate Current Int Ser 1995A, 01-01-32              6.500      AAA            1,665       1,954,960
  Toll Rd Rev Fixed Rate Current Int Ser 1995A, 01-01-34              6.000      AAA           14,775      17,044,735
  Toll Rd Rev Ref Cap Apprec, 01-15-36                                 Zero      BBB-          30,000       4,178,400
  Toll Rd Rev Ref Cap Apprec, 01-15-25                                 Zero      BBB-           6,615       1,811,385
  Toll Rd Rev Ref Conv Cap Apprec, 01-15-26                            Zero      BBB-           5,000       3,404,750
Fresno, City of,
  Sewer Rev Ser A-1, 09-01-19                                         5.250      AAA            1,000       1,098,490
Fresno Joint Powers Financing Auth,
  Rev Ser A, 09-02-12                                                 6.550      BBB+           2,000       2,122,700
Fullerton Community Facilities District No. 1,
  Spec Tax Amerige Heights, 09-01-32                                  6.200      BB             1,000       1,008,450
Industry Urban-Development Agency,
  Tax Alloc Ref Trans Dist Proj 3, 11-01-16                           6.900      A-             1,020       1,047,438
Irvine, City of,
  Imp Bond Act of 1915 Assessment Dist 87-8
  Group 3, 09-02-24                                                   5.875      BBB-           2,100       2,101,449
  Imp Bond Act of 1915 Assessment Dist 87-8
  Group 4, 09-02-24                                                   5.950      BB+            1,000       1,000,000
  Imp Bond Act of 1915 Assessment Dist 95-12
  Ser B, 09-02-21                                                     6.550      AA             1,000       1,116,470
  Imp Board Act of 1915 Assessment Dist 97-17
  Ltd Oblig, 09-02-14                                                 5.625      BBB-           3,000       3,095,040
  Imp Board Act of 1915 Assessment Dist 97-17
  Ltd Oblig, 09-02-23                                                 5.900      BBB-           2,000       2,008,300
  Mobile Home Park Rev Ser A Meadows
  Mobile Home Park, 03-01-28                                          5.700      BBB-           4,000       3,839,240
Irwindale Community Redevelopment Agency,
  Sub Lien Tax Alloc Industrial Devel Proj, 06-01-26                  7.050      BBB            2,750       2,962,327
Laguna Salada Union School District,
  Ser C, 08-01-26                                                      Zero      AAA            1,000         282,180
Lancaster School District,
  Cert of Part Cap Apprec Ref, 04-01-19                                Zero      AAA            1,730         773,812
  Cert of Part Cap Apprec Ref, 04-01-22                                Zero      AAA            1,380         506,833
Lee Lake Water District Community Facilities
  District No. 2,
  Spec Tax Montecito Ranch, 09-01-27                                  6.125      BB             1,200       1,194,672
Long Beach, City of,
  Harbor Rev Ref Ser A, 05-15-18                                      6.000      AAA            2,660       3,122,228
  Spec Tax Cmty Facil District No. 6 Pike, 10-01-26                   6.250      BB-            2,500       2,499,825
Los Angeles Community Facilities District,
  Spec Tax No. 3 Cascades Business Park Proj, 09-01-22                6.400      BB+            1,000       1,040,190
Los Angeles Community Redevelopment
  Financing Auth,
  Rev MultiFamily Ser A Grand Central Square, 12-01-26                5.850      BB             2,000       1,891,020
Los Angeles Department of Water and Power,
  Elec Plant Rev Ref 2nd Iss of 1993, 11-15-12                        5.400      AA-            1,000       1,038,260
Los Angeles Public Works Financing Auth,
  Rev Regional Park & Open Space Dist A, 10-01-15                     6.000      Aa3            3,750       4,174,163
Los Angeles Unified School District,
  GO Election of 1997 Ser E, 07-01-17                                 5.500      AAA            1,500       1,664,640
Los Angeles, County of,
  Cert of Part Disney Parking Proj, 03-01-23                          6.500      A              2,000       2,092,000
Metropolitan Water District,
  Wtr Rev Iss of 1992, 07-01-20                                       5.000      AA             7,500       7,502,175
Metropolitan Water District of Southern California,
  Wtr Rev Ser 1997A, 07-01-30                                         5.000      AAA            2,000       2,009,620
Midpeninsula Regional Open Space District,
  Cap Apprec, 09-01-30                                                 Zero      AAA            3,670         788,022
Millbrae, City of,
  Residential Facil Rev Ser 1997A Magnolia of Millbrae
  Proj, 09-01-27                                                      7.375      BB             1,000       1,040,660
Modesto Irrigation District,
  Cert of Part & Cap Imp Proj Ser 2001A, 07-01-26                     5.000      AAA            1,250       1,259,188
New Haven Unified School District,
  Cap Apprec Ser A, 08-01-21                                           Zero      AAA            7,405       2,554,355
  Cap Apprec Ser B, 08-01-22                                           Zero      AAA           14,200       4,964,462
Northern California Transmission Agency,
  Rev 1990 Ser A Calif-Oregon Transm Proj, 05-01-13                   7.000      AAA              100         127,081
Oakland, Port of,
  Rev Ser 2002L, 11-01-32                                             5.000      AAA            2,000       1,991,220
  Spec Facil Rev 1992 Ser A Mitsui O.S.K. Lines Ltd
  Proj, 01-01-19                                                      6.800      BBB              330         334,547
Oceanside, City of,
  Ref Cert of Part Ser A, 04-01-12                                    6.375      A3             3,000       3,138,060
Orange County Development Agency,
  Tax Alloc Santa Ana Heights Proj, 09-01-23                          6.125      BBB            5,000       5,097,850
Orange Cove Irrigation District,
  Cert of Part Ref Rehab Proj, 02-01-17                               5.000      AAA            2,045       2,118,477
Orange, County of,
  Cert of Part Recovery Ref Ser A, 07-01-16                           5.800      AAA            2,000       2,273,080
  Ser A of 2000 Spec Tax of Community Facil Dist 1
  Ladera Ranch, 08-15-30                                              6.250      BB+            1,000       1,023,380
Paramount Unified School District,
  GO Cap Apprec Bonds Ser 2001B, 09-01-25                              Zero      AAA            4,735       1,390,007
Pasadena, City of,
  Cert of Part Ref Old Pasadena Pkg Facil Proj, 01-01-18              6.250      AA-            1,205       1,434,998
Poway, City of,
  Community Facil Dist No. 88-1 Spec Tax Ref Pkwy
  Business Ctr, 08-15-15                                              6.750      BB             1,000       1,093,250
Rancho Mirage Redevelopment Agency,
  Tax Alloc Redevel Plan 1984 Proj Ser 2001A-1, 04-01-33              5.000      AAA            2,000       2,005,960
Rancho Santa Fe Community Services District,
  Community Facil Dist No. 1 Spec Tax, 09-01-30                       6.700      BB             1,500       1,545,795
Redondo Beach Public Financing Auth,
  Rev South Bay Center Redevel Proj, 07-01-16                         7.000      BBB+             950       1,030,522
Richmond, County of,
  Imp Bond Act of 1915 Ref Reassessment
  District No. 855, 09-02-19                                          6.600      BBB-           2,400       2,485,848
Riverside County Asset Leasing Corp,
  Leasehold Rev 1993 Ser A Riverside County Hosp
  Proj, 06-01-12                                                      6.500      A+             1,000       1,172,800
Sacramento City Financing Auth,
  Rev Convention Ctr Hotel Ser 1999A, 01-01-30                        6.250      BB+            5,500       5,465,185
Sacramento County Sanitation District Finance Auth,
  Rev Ser A, 12-01-27                                                 5.875      AA             1,500       1,669,980
Sacramento Municipal Utility District,
  Rev Ref Ser 2001P, 08-15-21                                         5.250      AAA            1,000       1,054,020
Sacramento Power Auth,
  Cogeneration Proj Rev Light & Pwr Imp, 07-01-22                     6.000      BBB-          12,000      12,593,760
Sacramento Unified School District,
  Spec Tax of Community Facil Dist 1 Ser B, 09-01-13                  7.300      AA               760         781,029
San Bernardino, County of,
  Cert of Part Ref Medical Ctr Fin Proj, 08-01-17                     5.500      AAA            5,000       5,697,050
  Cert of Part Ref Medical Ctr Fin Proj, 08-01-17                     5.500      A              3,750       4,098,525
  Cert of Part Ser B Cap Facil Proj, 08-01-24                         6.875      AAA              350         449,474
San Bruno Park School District,
  Cap Apprec Ser B, 08-01-21                                           Zero      AAA            1,015         392,318
  Cap Apprec Ser B, 08-01-23                                           Zero      AAA            1,080         364,068
San Diego County Regional Transportation Commission,
  Sales Tax Rev Refunded Bal Ser 1991 A, 04-01-06                     7.000      AA-               40          41,349
San Diego County Water Auth,
  Water Rev Cert of Part Reg RITES, 04-23-08                         10.061#     AAA            1,000       1,289,960
  Water Rev Cert of Part Reg RITES, 04-22-09                         10.061#     AAA              400         519,984
San Diego Redevelopment Agency,
  Tax Alloc Cap Apprec Ser 1999B, 09-01-17                             Zero      BB             1,600         679,552
  Tax Alloc Cap Apprec Ser 1999B, 09-01-18                             Zero      BB             1,700         669,103
  Tax Alloc City Heights Proj Ser 1999A, 09-01-23                     5.750      BB             1,000         997,580
  Tax Alloc City Heights Proj Ser 1999A, 09-01-28                     5.800      BB             1,395       1,392,768
San Diego Unified School District,
  GO Cap Apprec Ser 1999A, 07-01-21                                    Zero      AAA            2,500         970,000
  GO Election of 1998 Ser 2000B, 07-01-25                             5.000      AAA            2,450       2,468,792
San Diego, County of,
  Cert of Part Inmate Reception Ctr & Cooling Plant,
  08-01-19                                                            6.750      AAA            3,000       3,360,360
San Francisco State Building Auth,
  Lease Rev Ref 1993 Ser A Dept of Gen Serv, 10-01-13                 5.000      A              2,145       2,325,480
San Francisco, City of,
  Resid Facil Ser A Coventry Park Proj, 12-01-26                      8.500      B              2,000       1,627,560
San Francisco, Redevelopment Agency of
  the City & County, Cmty Facil District No. 6
  Mission Bay South Pub Imp Spec Tax Ser 2001-South,
  08-01-25                                                            6.000      BB             2,500       2,525,625
San Joaquin Hills Transportation Corridor Agency,
  Toll Rd Rev Jr Lien Cap Apprec, 01-01-03                             Zero      AAA            5,000       4,977,250
  Toll Rd Rev Ref Conv Cap Apprec Ser A, 01-15-21                      Zero      BBB-           5,000       3,754,500
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-14                             Zero      AAA            5,000       3,128,250
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-22                             Zero      AAA            6,500       2,482,675
San Marcos Public Facilities Auth,
  Rev Tax Incr Proj Area 3-A, 08-01-31                                6.000%     BB             1,305       1,313,783
San Marino Unified School District,
  Ser A, 07-01-24                                                      Zero      AAA            5,820       1,837,549
San Mateo County Joint Powers Financing Auth,
  Lease Rev Ref Cap Proj Prog, 07-01-21                               5.000      AAA            1,815       1,908,055
Santa Ana Financing Auth,
  Lease Rev Ser A Police Admin & Holding Facil, 07-01-19              6.250      AAA            1,790       2,175,978
  Lease Rev Ser A Police Admin & Holding Facil, 07-01-24              6.250      AAA           10,000      11,978,200
  Rev Ref Ser D Mainplace Proj, 09-01-19                              5.600      BBB-           1,000       1,029,040
Santa Clara County Finance Auth,
  Lease Rev Ser 2000B Mult Facil Proj, 05-15-17                       5.500      AAA            6,000       6,581,340
Santa Clarita Community Facilities,
  Spec Tax of Community Facil Dist 92-1
  Ser A, 11-15-10                                                     7.450      BBB            3,600       3,690,288
Santaluz Community Facilities District No. 2,
  Calif Spec Tax Imp Area No. 1, 09-01-30                             6.375      BB             1,500       1,524,975
Southern California Home Financing Auth,
  Single Family Mtg Rev GNMA & FNMA Mtg Backed
  Ser A, 09-01-22                                                     6.750      AAA              345         350,244
Southern California Public Power Auth,
  Rev Ref Southern Transmission Proj, 07-01-13                         Zero      AAA            4,400       2,858,548
Tahoe-Truckee Unified School District,
  GO Cap Apprec Imp District No. 1-A, 08-01-21                         Zero      AAA            3,430       1,327,719
Tobacco Securitization Auth,
  Northern CA Tobacco Settlement Rev Asset Backed
  Bond Ser 2001A, 06-01-31                                            5.250      A              1,000         951,550
  Northern CA Tobacco Settlement Rev Asset Backed
  Bond Ser 2001A, 06-01-41                                            5.375      A              2,000       1,849,060
  Southern CA Tobacco Settlement Rev Asset Backed
  Bond Ser 2002A, 06-01-36                                            5.500      A              1,000         952,850
Torrance, City of,
  Hosp Rev Torrance Memorial Medical Ctr
  Ser 2001A, 06-01-31                                                 5.500      A+             3,500       3,557,785
Tustin Unified School District,
  Community Facil District No. 97-1, 09-01-35                         6.375      AA             1,000       1,219,420
University of California,
  Cert of Part Ref UCLA Central Chiller-Cogeneration
  Proj, 11-01-11                                                      5.400      Aa2            1,000       1,057,410
Upland Unified School District,
  Cap Apprec Election of 2000, 08-01-25                                Zero      AAA            1,000         995,570
Vallejo Sanitation and Flood Control District,
  Cert of Part, 07-01-19                                              5.000      AAA            2,500       2,670,775
West Covina Redevelopment Agency,
  Ref Community Facil Dist Spec Tax Fashion Plaza
  Proj, 09-01-22                                                      6.000      AA             3,000       3,434,400

Florida 0.60%                                                                                               2,514,875
Capital Trust Agency,
  Rev Seminole Tribe of Florida Convention & Resort
  Hotel Facil Ser 2002A, 10-01-33                                    10.000      BB             2,500       2,514,875

Puerto Rico 8.15%                                                                                          34,224,773
Puerto Rico Aqueduct and Sewer Auth,
  Ref Parts & Inflos Ser 1995 Gtd by the
  Commonwealth of Puerto Rico , 07-01-11                             10.320#     AAA            7,500      10,066,950
Puerto Rico Highway & Transportation Auth,
  Highway Rev Ref 1996 Ser Z, 07-01-14                                6.250      AAA            3,250       3,996,168
  Ser A-MBIA IBC, 07-01-38                                            5.000      AAA            5,000       5,041,600
  Ser B, 07-01-26                                                     6.000      A-             1,000       1,084,990
Puerto Rico Ind'l, Tourist, Ed'l, Medical &
  Environmental Ctl Facs,
  Hospital de La Concepcion-A, 11-15-20                               6.500      AA               500         571,425
Puerto Rico Ports Auth,
  Spec Facil Rev 1996 Ser A American Airlines, Inc
  Proj, 06-01-26                                                      6.250      BB-            2,000       1,356,500
Puerto Rico Public Finance Corp,
  Commonwealth Approp Ser 2002E, 08-01-25                             5.700      BBB+           2,500       2,658,200
Puerto Rico, Commonwealth of,
  GO Pub Imp Ser 1996, 07-01-15                                       6.500      A-             6,000       7,405,320
  GO Ref Pub Imp, 07-01-30                                            5.125      AAA            2,000       2,043,620

ISSUER, DESCRIPTION,                                                         INTEREST        PAR VALUE
MATURITY DATE                                                                    RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 2.01%                                                                               $8,445,000
(Cost $8,445,000)

Joint Repurchase Agreement 2.01%
Investment in a joint repurchase agreement transaction
  with State Street Corp. -- Dated 08-30-02, due
  09-03-02 (Secured by U.S. Treasury Bond, 5.500%
  due 08-15-28 and U.S. Treasury Inflation Indexed Bond,
  3.625% thru 3.875% due 04-15-28 thru 04-15-29
  and U.S. Treasury Inflation Indexed Note, 3.375% thru
  3.500% due 01-15-07 thru 01-15-11 and U.S.
  Treasury Note, 3.250% due 08-15-07)                                           1.820%          8,445       8,445,000

TOTAL INVESTMENTS 98.85%                                                                                 $415,177,550

OTHER ASSETS AND LIABILITIES, NET 1.15%                                                                    $4,830,403

TOTAL NET ASSETS 100.00%                                                                                 $420,007,953


Notes to Schedule of Investments

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, LLC, where Standard & Poor's are not available.

# Represents rate in effect on August 31, 2002.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

August 31, 2002
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                          VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                             OF NET ASSETS
General Obligation                                       13.02%
Revenue Bonds -- Airport                                  0.32
Revenue Bonds -- Authority                                7.39
Revenue Bonds -- Bond Anticipation Note                   0.86
Revenue Bonds -- Bridge & Toll Road                       0.89
Revenue Bonds -- Building                                 1.37
Revenue Bonds -- Correctional Facility                    3.67
Revenue Bonds -- Economic Development                     1.10
Revenue Bonds -- Education                                4.51
Revenue Bonds -- Electric                                 4.61
Revenue Bonds -- Facility                                 0.50
Revenue Bonds -- Harbor-Channel                           0.74
Revenue Bonds -- Health                                   7.36
Revenue Bonds -- Highway                                  2.80
Revenue Bonds -- Housing                                  1.57
Revenue Bonds -- Improvement                              1.40
Revenue Bonds -- Industrial Redevelopment                 0.14
Revenue Bonds -- Industrial Revenue                       0.08
Revenue Bonds -- Lease                                    2.59
Revenue Bonds -- Multi-Family                             1.36
Revenue Bonds -- Other                                   11.52
Revenue Bonds -- Pollution Control                        0.95
Revenue Bonds -- Port Authority                           0.47
Revenue Bonds -- Power                                    0.68
Revenue Bonds -- Recreational Facility                    0.70
Revenue Bonds -- Special Tax                              3.67
Revenue Bonds -- Roadway/Street                           3.42
Revenue Bonds -- Sanitation District                      0.40
Revenue Bonds -- School                                   0.31
Revenue Bonds -- Single-Family                            0.25
Revenue Bonds -- Tax Allocation                           2.63
Revenue Bonds -- Tax Increment                            0.79
Revenue Bonds -- Transportation                           5.48
Revenue Bonds -- Water and Sewer                          9.29

Total tax-exempt long-term bonds                         96.84%

See notes to
financial statements.



ASSETS AND
LIABILITIES

August 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $380,512,970)                         $415,177,550
Cash                                                                      437
Receivable for shares sold                                            231,099
Interest receivable                                                 5,193,312
Other assets                                                          121,258

Total assets                                                      420,723,656

LIABILITIES
Payable for shares repurchased                                        190,682
Dividends payable                                                     145,419
Payable to affiliates                                                 215,753
Other payables and accrued expenses                                   163,849

Total liabilities                                                     715,703

NET ASSETS
Capital paid-in                                                   395,733,589
Accumulated net realized loss on investments and
  financial futures contracts                                     (10,437,251)
Net unrealized appreciation of investments                         34,664,580
Accumulated net investment income                                      47,035

Net assets                                                       $420,007,953

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($346,814,482 [DIV] 31,370,452 shares)                         $11.06
Class B ($65,049,451 [DIV] 5,884,061 shares)                           $11.06
Class C ($8,144,020 [DIV] 736,673 shares)                              $11.06

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($11.06 [DIV] 95.5%)                                         $11.58
Class C ($11.06 [DIV] 99%)                                             $11.17

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
August 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest                                                          $23,652,608

Total investment income                                            23,652,608

EXPENSES
Investment management fee                                           2,246,037
Class A distribution and service fee                                  496,805
Class B distribution and service fee                                  705,852
Class C distribution and service fee                                   65,817
Transfer agent fee                                                    248,088
Custodian fee                                                         100,404
Accounting and legal services fee                                      86,333
Auditing fee                                                           40,000
Miscellaneous                                                          22,926
Trustees' fee                                                          20,923
Printing                                                               18,919
Registration and filing fee                                            12,107
Interest expense                                                       10,108
Legal fee                                                               6,527

Total expenses                                                      4,080,846
Less expense reductions                                               (26,877)

Net expenses                                                        4,053,969

Net investment income                                              19,598,639

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                        (1,404,133)
Financial futures contracts                                            12,746
Change in net unrealized appreciation (depreciation) of
Investments                                                        (1,006,007)
Financial futures contracts                                               609

Net realized and unrealized loss                                   (2,396,785)

Increase in net assets from operations                            $17,201,854

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows
how the value of
the Fund's net
assets has
changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   8-31-01          8-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                          $19,069,603      $19,598,639

Net realized gain (loss)                         1,769,615       (1,391,387)
Change in net unrealized
  appreciation (depreciation)                   13,875,162       (1,005,398)

Increase in net assets
  resulting from operations                     34,714,380       17,201,854

Distributions to shareholders
From net investment income
Class A                                        (15,508,259)     (16,176,162)
Class B                                         (3,433,871)      (2,871,168)
Class C                                           (127,473)        (265,020)
                                               (19,069,603)     (19,312,350)

From fund share transactions                    10,965,062        6,369,418

NET ASSETS
Beginning of period                            389,139,192      415,749,031

End of period 1                               $415,749,031     $420,007,953

1 Includes accumulated net investment income of $46,904 and $47,035, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           8-31-98     8-31-99     8-31-00     8-31-01     8-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.77      $11.19      $10.65      $10.69      $11.11
Net investment income 2                                   0.56        0.56        0.56        0.54        0.54
Net realized and unrealized
  gain (loss) on investments                              0.42       (0.54)       0.04        0.42       (0.06)
Total from
  investment operations                                   0.98        0.02        0.60        0.96        0.48
Less distributions
From net investment income                               (0.56)      (0.56)      (0.56)      (0.54)      (0.53)
Net asset value,
  end of period                                         $11.19      $10.65      $10.69      $11.11      $11.06
Total return 3,4 (%)                                      9.32        0.11        5.93        9.26        4.52

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $300        $307        $306        $331        $347
Ratio of expenses
  to average net assets (%)                               0.75        0.75        0.75        0.80        0.84
Ratio of adjusted expenses
  to average net assets 5 (%)                             0.83        0.82        0.84        0.82        0.84
Ratio of net investment income
  to average net assets (%)                               5.05        5.06        5.39        5.01        4.95
Portfolio turnover (%)                                      10           3          11          14          15

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           8-31-98     8-31-99     8-31-00     8-31-01     8-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.77      $11.19      $10.65      $10.69      $11.11
Net investment income 2                                   0.47        0.48        0.48        0.46        0.45
Net realized and unrealized
  gain (loss) on investments                              0.42       (0.54)       0.04        0.42       (0.06)
Total from
  investment operations                                   0.89       (0.06)       0.52        0.88        0.39
Less distributions
From net investment income                               (0.47)      (0.48)      (0.48)      (0.46)      (0.44)
Net asset value,
  end of period                                         $11.19      $10.65      $10.69      $11.11      $11.06
Total return 3,4 (%)                                      8.50       (0.63)       5.14        8.45        3.67

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $99         $99         $81         $80         $65
Ratio of expenses
  to average net assets (%)                               1.50        1.50        1.50        1.55        1.65
Ratio of adjusted expenses
  to average net assets 5 (%)                             1.58        1.67        1.69        1.67        1.69
Ratio of net investment income
  to average net assets (%)                               4.29        4.31        4.64        4.26        4.14
Portfolio turnover (%)                                      10           3          11          14          15

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           8-31-99 6   8-31-00     8-31-01     8-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $11.14      $10.65      $10.69      $11.11
Net investment income 2                                   0.18        0.47        0.45        0.45
Net realized and unrealized
  gain (loss) on investments                             (0.49)       0.04        0.42       (0.06)
Total from
  investment operations                                  (0.31)       0.51        0.87        0.39
Less distributions
From net investment income                               (0.18)      (0.47)      (0.45)      (0.44)
Net asset value,
  end of period                                         $10.65      $10.69      $11.11      $11.06
Total return 3,4 (%)                                     (2.77)7      5.03        8.34        3.64

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $3          $4          $8
Ratio of expenses
  to average net assets (%)                               1.60 8      1.60        1.65        1.69
Ratio of adjusted expenses
  to average net assets 5 (%)                             1.67 8      1.69        1.67        1.69
Ratio of net investment income
  to average net assets (%)                               4.20 8      4.54        4.16        4.10
Portfolio turnover (%)                                       3          11          14          15

1 As required, effective 9-1-01 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended 8-31-02 was to increase net investment income by $0.01, decrease net realized and unrealized gains per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 4.88%, 4.07%, and 4.03% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

6 Class C shares began operations on 4-1-99.

7 Not annualized.

8 Annualized.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock California Tax-Free Income Fund (the "Fund") is a diversified open-end investment management company registered under the Investment Company Act of 1940. The Fund seeks a high level of current income, consistent with preservation of capital, that is exempt from federal and California personal income taxes.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended August 31, 2002.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

The Fund had no open financial futures contracts on August 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $7,815,554 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: August 31, 2003 -- $3,781,099, August 31, 2004 -- $2,378,578, August 31, 2005 -- $7,774, August 31, 2006 -- $679,515
and August 31, 2008 -- $968,588. Additionally, net capital losses of $1,565,283 attributable to security transactions incurred after October 31, 2001 are treated as arising on September 1, 2002, the first day of the Fund's next taxable year.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended August 31, 2002, the tax character of distributions paid was as follows: ordinary income $104,474 and exempt income $19,207,876. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of August 31, 2002, the components of distributable earnings on a tax basis included $245,987 of undistributed exempt income.

Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.
Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.55% of the Fund's average daily net asset value.

The Fund has an agreement with its custodian bank under which custodian fees are reduced by balance credits applied during the period. Accordingly, the custody expense reduction amounted to $1,053, or less than 0.01% of the Fund's average net asset, for the year ended August 31, 2002. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.15% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. JH Funds had agreed to limit the distribution and service ("12b-1") fee pursuant to Class B Plan to 0.90% of the Fund's average daily net assets. Accordingly, the reduction in the 12b-1 fee amounted to $25,824 for the year ended August 31, 2002. This limitation was terminated on December 31, 2001. A maximum of 0.25% of 12b-1 fee payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended August 31, 2002, JH Funds received net up-front sales charges of $597,291 with regard to sales of Class A shares. Of this amount, $72,214 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $506,914 was paid as sales commissions to unrelated broker-dealers and $18,163 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended August 31, 2002, JH Funds received net up-front sales charges of $52,352 with regard to sales of Class C shares. Of this amount, $52,348 was paid as sales commissions to unrelated broker-dealers and $4 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended August 31, 2002, CDSCs received by JH Funds amounted to $149,212 for Class B shares and $6,298 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                     YEAR ENDED 8-31-01            YEAR ENDED 8-31-02
                               SHARES            AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                        4,437,459       $47,979,774     6,481,257     $70,657,873
Distributions reinvested      635,158         6,867,230       656,541       7,150,009
Repurchased                (3,890,427)      (42,033,104)   (5,558,887)    (60,491,775)
Net increase                1,182,190       $12,813,900     1,578,911     $17,316,107

CLASS B SHARES
Sold                        1,316,567       $14,246,818       916,586     $10,014,136
Distributions reinvested      128,614         1,390,416       104,107       1,131,811
Repurchased                (1,754,904)      (18,951,958)   (2,371,696)    (25,893,410)
Net decrease                 (309,723)      ($3,314,724)   (1,351,003)   ($14,747,463)

CLASS C SHARES
Sold                          257,925        $2,803,443       482,735      $5,283,143
Distributions reinvested        4,302            46,572        14,262         155,160
Repurchased                  (128,523)       (1,384,129)     (151,537)     (1,637,529)
Net increase                  133,704        $1,465,886       345,460      $3,800,774

NET INCREASE                1,006,171       $10,965,062       573,368      $6,369,418

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended August 31, 2002, aggregated $61,128,815 and $60,192,504, respectively.

The cost of investments owned on August 31, 2002, including short-term investments, for federal income tax purposes was $379,587,206. Gross unrealized appreciation and depreciation of investments aggregated $36,743,462 and $1,153,118, respectively, resulting in net unrealized appreciation of $35,590,344. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the accretion of discounts on debt securities.

NOTE E
Reclassification of accounts

During the year ended August 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $40, a decrease in accumulated net investment income of $925,724 and an increase in capital paid-in of $925,764. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $639,566 increase in the cost of investments and a corresponding decrease in net unrealized appreciation of investments, based on securities held as of August 31, 2001.

The effect of this change for the year ended August 31, 2002 was to increase net investment income by $286,158, decrease unrealized appreciation of investments by $286,198 and decrease net realized loss on investments by $40.

The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.



AUDITORS'
REPORT

Report of
Ernst & Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders:

We have audited the accompanying statement of assets and liabilities of the John Hancock California Tax-Free Income Fund (the "Fund"), including the schedule of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock California Tax-Free Income Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
October 4, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its taxable year ended August 31, 2002.

None of the 2002 income dividends qualify for the corporate dividends received deduction. Shareholders who are not subject to the alternative minimum tax received income dividends that are 99.46% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 4.99%. None of the income dividends were derived from U.S. Treasury Bills.

For specific information on exception provisions in your state, consult your local state tax office or your tax adviser. Shareholders will receive a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin 2, Born: 1940                                                               1994                29
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1989                29
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies; Director of
the following: The University of Texas Investment Management Company
(until 2000), Hire.com (since 2000), STC Broadcasting, Inc. and Sunrise
Television Corp. (since 2000), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2000),
rateGenius (since 2000); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin).

Ronald R. Dion, Born: 1946                                                                  1998                29
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             1994                29
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1994                29
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1994                29
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                1994                29
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                60
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John
Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial Group,
LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and
John Hancock Signature Services, Inc.("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                60
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.

William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1994
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.


This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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DELIVERY

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FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
California Tax-Free Income Fund.

5300A   8/02
       10/02